Varenicline Activity on SARS-CoV-2 Infection July 1, 2021 Exhibit 99.1

Disclaimers and Forward-looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current beliefs, expectations and assumptions of the “Company regarding the future of the Company’s business, our future plans and strategies, regulatory approvals, clinical results, future financial condition and other future conditions. All statements other than statements of historical facts contained in this presentation, including express or implied statements regarding product candidates, regulatory approvals, planned preclinical studies and clinical trials, expected results of preclinical or clinical trials, and their timing and likelihood of success, expected research and development costs, as well as plans and objectives of management for future operations, are forward-looking statements. The words “if approved,” “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things: the timing or likelihood of regulatory filings and approvals for OC-01; the beneficial characteristics, safety, efficacy and therapeutic effects of OC-01; our plans relating to the further development and manufacturing of OC-01, including potential additional indications or disease areas to be evaluated and pursued; the timing of initiation of our future clinical trials; the uncertainties inherent in pharmaceutical research and development, including preclinical study and clinical trial results and additional analysis of existing data; the likelihood of our clinical trials demonstrating safety and efficacy of OC-01, and other positive results; our plans and potential for success relating to commercializing OC-01; our plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available; our ability to recruit and retain key personnel needed to develop and commercialize our product candidates, if approved, and to grow our company; existing regulations and regulatory developments in the United States and other jurisdictions; our continued reliance on third parties to conduct additional preclinical studies and clinical trials of our product candidates, and for the manufacture of our product candidates for preclinical studies and clinical trials; the accuracy of our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our financial performance; market conditions; the sufficiency of our existing capital resources to fund our future operating expenses and capital expenditure requirements; and other risks described in the “Risk Factors” section included in our public filings that we have made and will make with the Securities and Exchange Commission (SEC). The Company is providing the information in this presentation as of this date and does not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. The forward-looking statements in this presentation represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. We have filed and will file Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, and other documents with the SEC. You should read these documents for more complete information about us. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. .

Varenicline was Observed to Reduce SARS-CoV-2 (wildtype) Infectivity in Calu-3 Cells

Varenicline was Observed to Reduce SARS-CoV-2 (wildtype) Infectivity in Caco-2 Cells

Varenicline was Observed to Reduce SARS-CoV-2-alpha (UK Variant) Infectivity in Calu-3 Cells

Varenicline was Observed to Reduce SARS-CoV-2-beta (South African Variant) Infectivity in Calu-3 Cells

Study Design for SARS-CoV-2 Challenge in Rhesus Macaques

Effect of OC-01 (varenicline) Nasal Spray on SARS-CoV-2 gRNA and sgRNA in Rhesus Macaques SARS-CoV-2 gRNA and sgRNA were measured by qRT-PCR in nasal swab samples taken at Day 2, Day 3, Day 5, and Day 6 of the study (equivalent to post-challenge days 1, 2, 4, and 5) for the control animals and Day 2, Day 4, and Day 6 of the study (equivalent to post-challenge days 1, 3, and 5) for the OC-01-treated animals. Animals were challenged with SARS-CoV-2 on Day 1 of the study, which is equivalent to 0 days post challenge in the figure. Dotted lines represent lowest level of detection for the assay.